Lincoln National Aggressive Growth Fund, Inc.
                        Lincoln National Bond Fund, Inc.
                Lincoln National Capital Appreciation Fund, Inc.
                    Lincoln National Equity-Income Fund, Inc.
               Lincoln National Global Asset Allocation Fund, Inc.
                    Lincoln National International Fund, Inc.
                       Lincoln National Managed Fund, Inc.
                    Lincoln National Money Market Fund, Inc.
                  Lincoln National Social Awareness Fund, Inc.
                Lincoln National Special Opportunities Fund, Inc.
                                        .
                       Supplement Dated January 1, 2003 to
                         Prospectus dated May 1, 2002 as
                           Supplemented June 25, 2002
                              and September 9, 2002

                  Lincoln National Growth and Income Fund, Inc
                       Supplement Dated January 1, 2003 to
                        Prospectus dated April 2, 2002 as
                  Supplemented April 9, 2002 and June 25, 2002
                              and September 9, 2002

     This supplement describes certain changes to the Prospectus for the above funds effective January 1, 2003.

MANAGER OF MANAGERS

     The following language is added to page GPD-1, in the section entitled "Management of the Funds" after the first paragraph:

     Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The fund's board of directors would continue to approve of the fund entering into or renewing any sub-advisory agreement.


MANAGEMENT OF THE FUNDS- INVESTMENT ADVISER

     The footnote to the caption "2001 Advisory Fees" on page GPD-2 is amended by adding at the end the following:

     On December 9, 2002, stockholders of each fund approved a new investment management agreement dated January 1, 2003, between each fund and the adviser. The new management agreement, among other things, re-institutes the waived portion of the advisory fees. While the advisory fee rates that each fund pays pursuant to the new investment management agreement are the same as the advisory fee rates that the fund paid under its former advisory agreement, each fund pays additional fees and expenses under the new arrangement, in part, because certain expenses have been reallocated from the adviser to the fund. The Board of Directors of each fund has also approved an administration agreement for the funds that became effective on January 1, 2003. For these administrative services, each fund will pay an annual fee of $15,000 plus the cost of certain support services.

     Please keep this Supplement with your Prospectus for your future reference.